UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 3, 2011

DELTA ENTERTAINMENT GROUP, INC,

(Exact Name of Registrant as Specified in Its Charter)

Florida

(State or Other Jurisdiction of Incorporation)

333-165719	27-1059780
(Commission File Number)	(IRS Employer Identification No.)

7100 West Camino Real Suite 302 Boca Raton, FL 33433

(Address of Principal Executive Offices)

1200 Stirling Road Suite 11A and B Dania, Florida 33004

(Former Address or Principal Executive Offices

561-414-0456

(Registrant’s Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Certain statements included in this Form 8-k regarding Delta Entertainment Group, Inc. (the “Company”) that are not historical facts are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements, including, without limitation:

Section 1 - Registrant’s Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

On June 3, 2011 Pearl Brite Concepts, Inc., our wholly owned subsidiary, entered into a Bill of Sale with Pearl White Professional Teeth Whitening LLC. (the “Seller”) which provided in part for Pearl Brite Concepts to acquire substantially all of the assets of the Seller used in connection with the sale of its teeth whitening system which are marketed under the names “PearlBrite” and “Pearl White Professional Teeth Whitening”.  (A complete list of the assets purchased is set forth on Exhibit A of the Bill of Sale which is attached hereto and marked Exhibit 10.1).

The purchase price for the assets was $70,000 (the “Purchase Price”) of which $50,000 has been paid.  The remaining portion of the Purchase Price will be paid pursuant to the terms and conditions of two promissory notes.  Pearl Brite Concepts will pay the Seller $10,000 within five calendar days following delivery by the Seller of Seller’s audited financial statements in accordance with Generally Accepted Accounting Principles and as required by the rules and regulations as promulgated by the Securities and Exchange Commission in connection with the acquisition of a business entity.  The balance of the purchase price ($10,000) is due pursuant to the terms and conditions of a second promissory note which provides for four monthly payments of $2,500 commencing July 3, 2011 and continuing on the third day of each month thereafter.

The promissory note(s) are secured by all of the current and after-acquired assets, tangible or intangible, of Pearl Brite Concepts related to the operations and sales of either the Pearl Brite or Pearl White Professional Teeth Whitening systems. (See attached promissory notes and security agreements designated Exhibits 10.4, 10.5, 10.6 and 10.7).

The Business

Both PearlBrite and Pearl White Professional Teeth Whitening are non dental cosmetic teeth whitening processes that are sold through distributors nationwide.  The process can be administered in salons, health clubs, tanning facilities and other locations where the clientele are looking for health and beauty supplies.  (Unless indicated to the contrary any reference to PearlBrite includes both the PearlBrite and Pearl White Professional Teeth Whitening process).

PearlBrite is a cosmetic teeth whitening system designed to be administered in 20 minutes by a certified technician.  The process uses a light emitting laser which is focused on a mouthpiece which is preloaded with the whitening gel.  The technician never touches the customer’s mouth.

The first step in the procedure is to give the customer a porcelain shade guide to determine the discoloration level.  The customer is next given a finger wipe.  The customer uses the finger wipe to remove bacteria from the teeth.  The customer is then given a vitamin E swab to rub on his lips and gums.  Next, the customer is given a mouthpiece preloaded with the whitening gel.  The whitening gel is made up of a dental grade carbamide peroxide.  Once in place, the technician places the laser as close to the mouth as possible.  The laser light then activates the chemical whitener (a solution containing hydrogen peroxide).  The laser treatment lasts for 20 minutes.  Once finished, the customer is given a whitening mouthwash and then the shade guide to determine the effectiveness of the treatment.

Customers will also be offered after care products.  Teeth whitening after care products are one of the fastest growing products in beauty and convenience stores.  The current teeth whitening package includes: toothpaste, mouth rinse, whitening cream, whitening gum. These products can be sold by our distributors.  We may also sell these products on our website located at www.pearlbritepro.com.

The Company (including Pearl Brite Concepts) intends to implement a variety of marketing programs.  The Company’s primary focus will be marketing business opportunities.  The Company will also explore selling whitening kits that can be used at home.  The Company will rely on infomercials and internet marketing for in home consumer use as well as sales through large retail or pharmaceutical chains.  We will require additional capital to implement this program.

Anyone purchasing a business opportunity will be given a turnkey operation.  The Company will supply the procedure kits that will be used by all customers.  Our procedure kits, including the whitening gels are manufactured for us under our own private label. We will also offer a variety of laser lights and chairs.  Each of our distributors can order procedure kits as necessary. Prior to starting business, the distributor must determine the type of laser and procedure chair to use.  The Shine Light system has been designed for a fixed location while the Pearl Light system has been designed for greater mobility.  We do not manufacture either of these products.  Rather, the lasers are purchased directly from the manufacturer who generally offers a one year limited warranty.  Similarly, our technicians must determine the type of chair to be utilized in administering the PearlBrite system.  We do not manufacture these chairs.  We can order these chairs directly from the manufacturer.

The Industry

Teeth whitening is a $12 billion annual business.  It covers a broad spectrum of services ranging from laser treatments and gels administered in dental offices by licensed dental professionals to whitening strips sold by companies such as Proctor and Gamble and Colgate-Palmolive under the Crest and Colgate brand names.  Teeth whitening is one of the most requested cosmetic procedure in the United States and in many parts of the world.

The market is dominated by several multi-national companies. However,  there are many specialized and niche markets in the teeth whitening business which affords opportunities to smaller companies with limited resources and access to capital markets.  We believe that PearlBrite has identified a niche market and will be able to compete based on product quality, pricing, convenience and marketing support.  PearlBrite has also founded the Professional Cosmetic Teeth Whitening Association in order to create industry standards.

Company offices

Pearl Brites’s corporate offices are located at 7100 West Camino Real, Suite 302 - 3 in Boca Raton, Florida 3343l.  Effective 6-13-2011 our phone number shall be 561-300-4023. We believe that this space is sufficient for our current needs.

Employees

We currently have a staff a four individuals handling administrative and marketing functions.  Mr. Tucker will oversee the company’s operations.  However, it is not expected that he will continue to devote his full time to the Company’s operations.  We also established an advisory board to provide additional guidance with respect to product development and sales.

Operations

PearlBrite has been operational and generating revenues for over two years.  We will provide financial information in connections with the operations of PearlBrite by amendment to this Form 8-k.

RISK FACTORS

An investment in our common stock involves a high degree of risk. You should carefully consider the risk factors described below together with all of the other information contained herein.  Each of these risks could have a material adverse effect on our business, operating results, financial condition and/or growth prospects. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also impair our operations.  If any of these risks actually occur, out business, financial condition or results of operations may be materially adversely affected.  In such case, the trading price of our common stock could decline and shareholders could lose all or part of their investment

The Company will need to raise additional capital.

We will require additional financing if we are going to fully implement our business plan.  Any debt or equity financing may be dilutive to shareholders, and debt financing, if available, would increase expenses and may involve restrictive covenants.  The Company may be required to raise additional capital, at times and in amounts, which are uncertain, especially under the current capital market conditions.  Under these circumstances, if the Company is unable to acquire additional capital or is required to raise it on terms that are less satisfactory than desired, it may have a material adverse effect on our financial condition.  As such, we may be required to delay, reduce or eliminate our marketing programs. Teeth whitening is a rapidly evolving market.  Our inability to take advantage of opportunities in the industry because of capital constraints may have a material adverse effect on our business and our prospects.

We have never sold business opportunities or marketed a teeth whitening system.

We intend to rely on a number of marketing and sales methods.  Our primary focus will be the sale of business opportunities.  Our new management team has never sold business opportunities.  Sales of business opportunities is highly competitive and there can be no assurance that we will be able to market our products through the sale of business opportunities.

Some jurisdictions may require us to register as a franchisor.

While we do not believe the sale of our teeth whitening system is a franchised operation, Some jurisdictions may treat the sale of a business opportunity no different than the sale of a franchise.  Sales of franchised operations and compliance with regulatory requirements can be costly and time consuming.  If we are required to register as a franchisor, we will incur additional costs and our marketing program will be restricted until we are in compliance.

We may not be able to sell business opportunities or establish a distribution network.

Our sales efforts will be focused on establishing a nationwide distribution network by selling business opportunities.  We intend to offer business opportunities which will permit distributors to offer our products throughout the country.  If we are not able to expand our distribution network, our business will stagnate.  We will not be able to purchase product in bulk which will adversely impact our margins.

We compete with larger, better capitalized competitors in the dental market

The market for teeth whitening products is very competitive, highly fragmented and is characterized by pricing pressures, quality of customer service, breadth and depth of product selection, as well as convenience, reliability and accessibility.  We compete with many online and physical retailers that either specialize in teeth whitening or offer whitening services as a complementary offering.  Our competitors can be divided into several groups:

1.	Local dental offices that offer whitening services to supplement their income;

2.

Mass-market retailers and grocery and drug stores that may operate nationally.  These retailers generally sell low cost whitening products offered by companies such as Colgate-Palmolive and Proctor and Gamble.

3.	Wholesalers and manufacturers of whitening supplies with direct sales capabilities; and

4.	Mail-order and on-line supplier.

Management believes there exists significantly similar, and often competitively priced teeth whitening products sold by numerous competitors of varying sizes.  Our competitive position is unfavorable in the general marketplace.  As such, we must be able to provide quality service, marketing support and competitively priced products in order for us to compete in this market.

Significantly all of our current and potential traditional competitors have longer operating histories, larger customer or user bases, greater brand recognition and significantly greater financial, marketing and other resources than we do.  Our competitors may be able to secure products from vendors on more favorable terms, fulfill orders more efficiently and adopt more aggressive pricing or inventory availability policies than we can.  Many of these current and potential competitors can devote substantially more resources to marketing their products.  In addition, larger, more well-established and financed entities may acquire, invest in or form joint ventures with competitors.

Need for Government Approval of Principal Products

The manufacturing, processing, formulating, packaging, labeling, distributing, selling and advertising of our teeth whitening system is subject to regulation by one or more federal agencies.  The most active regulation has been administered by The Food and Drug Administration (hereinafter the "FDA").  Compliance with applicable FDA and any state or local statute is critical.  Although we believe that we will be in compliance with applicable statutes, there can be no assurance that, should the FDA amend its guidelines or impose more stringent interpretations of current laws or regulations, we would be able to comply with these new guidelines.  We are unable to predict the nature of such future laws, regulations, interpretations or applications, nor can we predict what effect additional governmental regulations or administrative orders, when and if promulgated, would have on our business in the future.  These regulations could, however, require the reformation of our coffee to meet new standards, market withdrawal or discontinuation of certain products not able to be reformulated

In addition, we expect to rely upon our manufacturers to meet the various regulatory and other legal requirements applicable to our teeth whitening gels and equipment.  However, we cannot guarantee that such suppliers will in the future, always do so, or that their actions will be adequate or sufficient to satisfy all governmental requirements that may be applicable to these sales.  We would be fined or exposed to civil or criminal liability, and we could receive potential negative publicity, if these requirements were not to be fully met by suppliers or by us directly.

We may be exposed to product liability and recall claims.

We, like any other retailer, distributor or manufacturer of products that are designed to be applied to the teeth and gums face an inherent risk of exposure to product liability or product recall claims in the event that the use of our products results in injury.  Such claims may include, among others, that our products contain contaminants or include inadequate instructions as to use or inadequate warnings concerning side effects and interactions with other substances.  We may choose to carry product liability insurance.  However, there can be no assurance that such insurance will be available at a reasonable cost, or, if available, will be adequate to cover liabilities.  We generally do not obtain contractual indemnification from our manufacturer.  In any event, any such indemnification if obtained will be limited by our terms and, as a practical matter, to the creditworthiness of the indemnifying party.  In the event that we do not have adequate insurance or contractual indemnification, product liabilities relating to defective products could have a material adverse effect on our operations and financial conditions.

We do not manufacture our whitening gels

We rely on an independent manufacturer to produce our whitening gels under a private label agreement.  If this manufacturer should cease operations or choose not to fulfill our orders, we believe that we will be able to identify other manufacturers to produce the whitening gel at a competitive price.

We are not providing you with financial statements.

We are not including financial statements with this report. We will file our audited financial statements by amendment to this Form 8-K.  As such you will not be able to review our operating history and the financial viability of PearlBrite.

Our products are not patent protected and we have no trademarks.

We do not own any patented technology.  To date, we have not registered any trademarks with the United States Patent and Trademark office. While we intend to register trademarks in the future existing patent, copyright and trademark laws afford only limited practical protection in certain jurisdictions.  We may distribute our products in some jurisdictions in which there is no patent, copyright and trademark protection.  As a result, it may be possible for unauthorized third parties to distribute products that infringe on our proprietary rights.  We will rely on copyrights, , trademarks, trade secrets, know-how and continuing technological advancement to establish a competitive position in the marketplace.  Despite our precautions, there can be no assurance that we will be able to adequately protect our intellectual property from competitors in the future.  In addition, litigation may be necessary in the future to:

•	enforce intellectual property rights;
•	protect our trade secrets;
•	determine the validity and scope of the rights of others; or
•	defend against claims of infringement or invalidity.

Any such litigation could result in substantial costs and the diversion of resources and could have a material adverse effect on our business, operating results or financial condition.  Further we may not have the financial resources available to protect our intellectual property.

Protecting and defending against intellectual property claims may have a material adverse effect on our business.

From time to time, we may receive notice that others have infringed on our proprietary rights or that we have infringed on the intellectual property rights of others. There can be no assurance that infringement or invalidity claims will not materially adversely affect our business, financial condition or results of operations. Regardless of the validity or the success of the assertion of claims, we could incur significant costs and diversion of resources in protecting or defending against claims, which could have a material adverse effect on our business, financial condition or results of operations.

We may face uncertain cash flow and credit risks in distributing our products.

In the ordinary course of business, we will have to purchase inventory and other supplies.  Suppliers may request payment on delivery.  We expect to propose accounts receivable payment terms that typically range from thirty (30) to sixty (60) days after delivery.  However, we expect that we will initially have little leverage in negotiating these payment terms.  As a result, we will have to bear the risks of having committed a significant portion of our available working capital funds to our cost of goods during the receivable collection period.  In addition, we expect that a portion of the receivables may become delinquent or uncollectible and that a portion of our products may be returned.  The persistent existence of an uncorrected material imbalance of our commitments of funds to cost of goods and our collections of accounts receivables would have a material adverse effect on our operations.

Our success will be largely dependent upon our management.

Our success will be largely dependent upon the continued employment of Leonard Tucker, our chief executive officer.  Although we believe that we would be able to locate a suitable replacement, if his services are lost, we cannot assure you that we would be able to do so.  In addition, our future operating results will substantially depend upon our ability to attract and retain highly qualified management, financial, technical, creative and administrative personnel.  Competition for highly talented personnel is intense and can lead to increased compensation expenses.  We cannot assure you that we will be able to attract and retain the personnel necessary for the development of our business.

Section 2 - Financial Information

Item 2.01  Completion of Acquisition or Disposition of Assets

See information provided in Item 1.01 above.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(a)        Financial Statements of Business Acquired

To be filed by amendment.

(b)        Pro Forma Financial Information

To be filed by amendment.

(d)        Exhibits

Exhibit No.

Exhibit 10.1	Bill of Sale
Exhibit 10.2	Closing Agreement
Exhibit 10.3	Non-Competition Non-Solicitation Agreement
Exhibit 10.4	Promissory Note No. 1
Exhibit 10.5	Promissory Note No. 2
Exhibit 10.6	Security Agreement No. 1
Exhibit 10.7	Security Agreement No. 2
Exhibit 10.8	Advisory Board Agreement with Daniel D’Amato
Exhibit 10.9	Advisory Board Agreement with Jonathan Ende

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2011
Delta Entertainment Group, Inc.
	By:	/s/ Leonard Tucker
Leonard Tucker, CEO